UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 2, 2009

Hana Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-32626	32-0064979
(Commission File Number)	(IRS Employer Identification No.)

7000 Shoreline Court, Suite 370
South San Francisco, CA 94080
(Address of principal executive offices and Zip Code)

(650) 588-6404
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 2, 2009, Hana Biosciences, Inc. (the “Company”) issued a press release announcing that an Independent Data Monitoring Committee (“IDMC”) had completed a planned, pre-specified safety review of interim data from the Company’s ongoing pivotal rALLy clinical trial of Marqibo (vincristine sulfate liposomes injection) for the treatment of adult acute lymphoblastic leukemia in second relapse. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Also, on March 3, 2009, the Company issued a press release announcing positive interim data from the rALLy trial.  A copy of this press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated March 2, 2009.
99.2	Press release dated March 3, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hana Biosciences, Inc.

Date: March 3, 2009	By:	/s/ John P. Iparraguirre
John P. Iparraguirre Vice President, Chief Financial Officer

INDEX TO EXHIBITS FILED WITH THIS REPORT

Exhibit No.	Description
99.1	Press release dated March 2, 2009.
99.2	Press release dated March 3, 2009.